Narrative for the Hypothetical Illustration 1 - Variable Universal Life

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,435.40
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $6,869.86
+ Annual Premium*                    $2,500.00
- Premium Expense Charge**             $125.00
- Monthly Deduction***                 $639.52
- Mortality & Expense Charge****        $80.08
+ Hypothetical Rate of Return*****     ($89.87)
                                       --------
=                                       $8,435  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                COI
             -----                ---
             1                 $43.71
             2                 $43.72
             3                 $43.74
             4                 $43.75
             5                 $43.77
             6                 $43.79
             7                 $43.80
             8                 $43.82
             9                 $43.83
            10                 $43.85
            11                 $43.86
            12                 $43.88

             Total            $525.52

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month         Interest
            -----         --------
            1              ($7.80)
            2              ($7.75)
            3              ($7.69)
            4              ($7.63)
            5              ($7.57)
            6              ($7.52)
            7              ($7.46)
            8              ($7.40)
            9              ($7.35)
           10              ($7.29)
           11              ($7.23)
           12              ($7.17)
        Total             ($89.87)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $8,435.40
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                        $6,351  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,207.41
                     = $200,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $8,055.30
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**              $125.00
- Monthly Deduction***                  $635.50
- Mortality & Expense Charge****         $90.79
+ Hypothetical Rate of Return*****      $503.40
                                        -------
=                                       $10,207  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $43.43
            2               $43.44
            3               $43.44
            4               $43.45
            5               $43.45
            6               $43.46
            7               $43.46
            8               $43.46
            9               $43.47
           10               $43.47
           11               $43.48
           12               $43.48
            Total          $521.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month         Interest
            -----         --------
            1               $42.36
            2               $42.29

            3               $42.22
            4               $42.14
            5               $42.07
            6               $41.99
            7               $41.91
            8               $41.84
            9               $41.76
           10               $41.69
           11               $41.61
           12               $41.53
            Total          $503.40

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $10,207.41
- Year 5 Surrender Charge           $2,084.00
                                    ---------
=                                      $8,123  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,292.82
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $9,395.08
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**              $125.00
- Monthly Deduction***                  $630.87
- Mortality & Expense Charge****        $102.90
+ Hypothetical Rate of Return*****    $1,256.51
                                      ---------
=                                       $12,293  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $43.13
            2               $43.12
            3               $43.11
            4               $43.10
            5               $43.09
            6               $43.08
            7               $43.07
            8               $43.06
            9               $43.05
           10               $43.04
           11               $43.03
           12               $43.02
            Total          $516.87

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month         Interest
            -----         --------
            1              $102.65
            2              $103.01
            3              $103.38
            4              $103.75
            5              $104.12
            6              $104.50
            7              $104.88
            8              $105.26
            9              $105.65
           10              $106.04
           11              $106.43
           12              $106.83
        Total            $1,256.51

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $12,292.82
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                       $10,209  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,251.19
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $6,728.65
+ Annual Premium*                    $2,500.00
- Premium Expense Charge**             $125.00
- Monthly Deduction***                 $685.70
- Mortality & Expense Charge****        $78.58
+ Hypothetical Rate of Return*****    ($88.19)
                                      --------
=                                       $8,251  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $47.54
            2               $47.56
            3               $47.58
            4               $47.60
            5               $47.61

            6               $47.63
            7               $47.65
            8               $47.67
            9               $47.69
           10               $47.70
           11               $47.72
           12               $47.74
        Total              $571.70

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month         Interest
            -----         --------
            1              ($7.68)
            2              ($7.62)
            3              ($7.56)
            4              ($7.50)
            5              ($7.44)
            6              ($7.38)
            7              ($7.32)
            8              ($7.26)
            9              ($7.20)
           10              ($7.14)
           11              ($7.08)
           12              ($7.02)
        Total             ($88.19)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $8,251.19
- Year 5 Surrender Charge          $2,084.00
                                   ---------
=                                     $6,167  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $9,996.48
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $7,897.72
+ Annual Premium*                    $2,500.00
- Premium Expense Charge**             $125.00
- Monthly Deduction***                 $681.39
- Mortality & Expense Charge****        $89.15
+ Hypothetical Rate of Return*****     $494.31
                                       -------
=                                       $9,996  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $47.25
            2               $47.26
            3               $47.26
            4               $47.27
            5               $47.27
            6               $47.28
            7               $47.29
            8               $47.29
            9               $47.30
           10               $47.30
           11               $47.31
           12               $47.31
        Total              $567.39

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month         Interest
            -----         --------
            1               $41.71
            2               $41.61
            3               $41.52
            4               $41.43
            5               $41.33
            6               $41.24
            7               $41.15
            8               $41.05
            9               $40.96
           10               $40.86
           11               $40.77
           12               $40.67
            Total          $494.31

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $9,996.48
- Year 5 Surrender Charge          $2,084.00
                                   ---------
=                                     $7,912  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,051.64
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $9,219.61

+ Annual Premium*                     $2,500.00
- Premium Expense Charge**              $125.00
- Monthly Deduction***                  $676.43
- Mortality & Expense Charge****        $101.10
+ Hypothetical Rate of Return*****    $1,234.56
                                      ---------
=                                       $12,052  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $46.92
            2               $46.91
            3               $46.90
            4               $46.89
            5               $46.88
            6               $46.87
            7               $46.86
            8               $46.86
            9               $46.85
           10               $46.84
           11               $46.83
           12               $46.82
            Total          $562.43

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month         Interest
            -----         --------
            1              $101.08
            2              $101.40
            3              $101.72
            4              $102.04

            5              $102.37
            6              $102.70
            7              $103.03
            8              $103.37
            9              $103.70
           10              $104.04
           11              $104.39
           12              $104.73
            Total        $1,234.56

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $12,051.64
- Year 5 Surrender Charge       $2,084.00
                                ---------
=                                  $9,968  (rounded to the nearest dollar)